SUPPLEMENT TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
OF
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

Evergreen Global Leaders Fund

      Effective November 15, 2004, Evergreen Global Leaders Fund (the “Fund”) will change its name to Evergreen Global Large Cap Equity Fund.

     In conjunction with the above, the section of the Fund’s prospectus entitled “INVESTMENT STRATEGY” will be revised in its entirety to read as follows:

          The Fund normally invests at least 80% of its assets in the equity securities of large companies located in the world’s major industrialized countries (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time of purchase).  As of December 31, 2003, the MSCI World Free Index had a market capitalization range of approximately $83 million to $312 billion.  Under normal market conditions, the Fund will seek to maintain a weighted average market capitalization above $10 billion.  The Fund will make investments in no less than three countries, including the U.S., and may invest more than 25% of its assets in any country.  Under normal circumstances, the Fund’s allocation between U.S. and foreign securities will be within 10% of the U.S. and foreign weightings of the MSCI World Free Index.  The Fund’s portfolio managers select stocks using a style of diversified equity management best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies that the Fund’s portfolio managers believe  are expected to have above average earnings growth or improvement in earnings. “Value” stocks are stocks of companies that the Fund’s portfolio managers believe are undervalued. Additionally, the portfolio managers may also consider companies with a unique competitive position or proven record of leadership, or a company that has, in other ways, undertaken efforts to strengthen its leadership position.

The section of the prospectus entitled “THE FUNDS’ PORTFOLIO MANAGERS” is revised as follows:

     The Fund is managed by a team of portfolio management professionals from EIMC’s Global Structured Products team.

October 8, 2004                                                                                                                                     571349 (10/04)